SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
STOCKHOLDERS' EQUITY
SHAREHOLDERS’ EQUITY
Reclassifications from Accumulated Other Comprehensive Loss
The following table sets forth the significant amounts reclassified out of each component of accumulated other comprehensive loss and their effect on net income (loss) for the period (in millions):

	2017	2016	2015
Amounts recognized as a component of net periodic pension and other postretirement benefit cost:
Amortization of net loss	$(29.8)	$(21.9)	$(25.7)
Amortization of prior service credit	18.4	10.7	4.5
Total before income taxes	(11.4)	(11.2)	(21.2)
Income tax benefit	—	3.8	7.4
Total reclassifications for the period, net of income taxes	$(11.4)	$(7.4)	$(13.8)

The Company records unrealized gains and losses related to net periodic pension and other postretirement benefit cost net of estimated taxes in Accumulated other comprehensive income (loss). The Company has a valuation allowance against its net U.S. deferred tax asset that is not expected to be realized. A portion of this valuation allowance is related to deferred tax benefits or expense as recorded in Accumulated other comprehensive income (loss).
Cash Dividends
Under English law, a public company may only declare dividends and make other distributions to shareholders (such as a share buyback) if the company has sufficient distributable reserves and meets certain net asset requirements. If the Company does not have sufficient distributable reserves or cannot meet the net asset requirements, the Company may be limited in its ability to timely pay dividends and effect other distributions to its shareholders.
In January 2016, the Company announced that it had discontinued its quarterly dividend.
During 2015, the Board approved quarterly cash dividends of $0.10 per Class A ordinary share, which were paid on March 3, May 26, August 25, and November 23, 2015, to shareholders of record at the close of business on February 9, May 12, August 11, and November 9, 2015, respectively.